July 24, 2000



US Bancorp Piper Jaffray
2780 Skypark Drive, Suite 400
Torrance, CA  90505

Fagen, Inc.
501 West Highway 212
Granite Falls, MN  56241

ICM, Inc.
310 N. First Street
Colwich, KS  67030

RE:      CONFIDENTIAL LETTER OF INTENT

Gentlemen:

         This Letter of Intent is intended to summarize the principal terms upon which Badger State Ethanol, LLC (the "Company") would retain US Bancorp Piper Jaffray ("USBPJ"), Fagen, Inc. ("Fagen") and ICM, Inc. ("ICM") to provide a variety of services related to the financing, design and construction of a facility to process corn into ethanol to be located in Monroe, Wisconsin (the "Facility"). (USBPJ, Fagen and ICM are sometimes collectively referred to in this letter as the "Development Services Team".) USBPJ is to provide a variety of services related to the financing of the Facility, while Fagen and ICM will each provide services related to the design and construction of the Facility. The terms upon which each of the members of the Development Services Team will provide their respective services will be included in a "Retainer Agreement" between the Company and USBPJ and a "Design/Build Agreement" between and among the Company, Fagen and ICM.

         The completion of such agreements, which are sometimes referred to as the "definitive agreements," is subject to and contingent upon the Company and USBPJ, Fagen and ICM (and their respective legal counsels) reaching agreement on the form of such documents and the terms and conditions set forth therein.

         The Company, USBPJ, Fagen and ICM expressly state their intention that this letter as a whole, and Sections 1 through 5 in particular, do not and shall not constitute a legal and binding obligation, contract or agreement between and among the parties to this Letter of Intent. Instead, the parties hereby agree that they will enter into good faith negotiations for the preparation of definitive agreements containing substantially the provisions described below. However, the Company, USBPJ, Fagen and ICM may each unilaterally withdraw from negotiation toward the foregoing agreements or dealing with the other parties at any time, in such withdrawing party's sole discretion. The parties do, however, expressly intend that the provisions of
Section 6 of this letter, governing
confidentiality, shall constitute a legal and binding agreement of the parties upon execution of this letter by each party.

         The principal terms of the proposed agreements are as follows:

SECTION 1. SCOPE OF SERVICES.

         A. USBPJ SERVICES. The Scope of Services to be provided to the Company by USBPJ shall include, but not be limited to, advice and assistance in the following areas:

a) Development and implementation of a financing strategy for the capital needs of the Company.
b) Evaluate financial options, including associated costs and technical aspects.
c)       Assist in credit and rating analyses, submissions, presentations, etc.
d) Assist and advise the Company in project structure for necessary guarantees for design and construction.
e) Assist in developing a Pre Financial Close Budget (Exhibit A) and Schedule (Exhibit B).
f)       Preparation of a Development Business Plan (Exhibit C - Index).
g) Assist in negotiations of key contracts including insurance, marketing and/or sales contracts.
h)       Other items agreed to between the Company and USBPJ.

         B. FAGEN/ICM SERVICES The Scope of Services to be provided to the Company by Fagen and ICM shall include, but shall not be limited to, performance of services in the following areas:

a) Providing a Preliminary Schedule and Guaranteed Maximum Price ("GMP") and Design-Build contract for the design and construction of the Facility.
b)       Assist the Company in the process of site evaluation and selection.
c) Assist the Company in all phases of the permitting process including taking a lead role in obtaining all required permits for the construction and operation of the Facility.
d) Design and build the Facility in accordance with a Design Build Contract, based upon the Design-Build Institute of America form contract attached as Exhibit D, for a total price not to exceed $45 million.
e) Management services on terms mutually agreeable including management fees not to exceed $150,000 annually.
f)       Other items agreed to between the Company and Fagen/ICM.

It is understood that the Development Services Team will not limit its assistance to the services specifically enumerated above, but will extend their services and assistance as reasonably required and requested by the Company to provide for the successful implementation of the plan of financing and the design and construction of the Facility.

SECTION 2. COMPENSATION.

         A. USBPJ COMPENSATION. Compensation for the Services to be provided by USBPJ pursuant to its definitive agreement shall be based on the following provisions.

The Company shall advance a non-refundable retainer of $50,000 US to the attention of the undersigned of US Bancorp Piper Jaffray after execution of this letter of intent between and among the Company and the members of the Development Services Team, and subject to the Company raising approximately $360,000 in seed capital. The retainer shall be used to pay USBPJ for, among other things, its monthly expense reimbursements as described and enumerated below. Once received, the Department Services Team shall not receive any additional compensation until successful completion of the financing.

For the raising of funds for the project, US Bancorp Piper Jaffray will be responsible for the best efforts placement of equity, subordinated debt and senior debt as required by the Company. In conjunction with such effort the schedule below will represent the fees associated with each class of security:

Advisory Fees (Based on all capital structured and raised)                  1%

Senior Debt Fundraising                                                     1%

Subordinated Debt Fundraising                                               4%

Equity Fundraising                                                          6%

Investment of Financing Proceeds                                         0.10%
                                                        (with credit for time)

The definitive agreement between the Company and USBPJ shall provide that USBPJ shall not be entitled to receive fees or commissions based on the foregoing schedule with respect to any equity investment or sub-debt (which includes subordinated debt, grants, guarantees and the like) financing arranged by the Company or its officers and directors. However, the definitive agreement shall also provide that, to the extent that the Company commences efforts to obtain equity investment or sub-debt financing but requires the assistance of USBPJ to complete such efforts, the Company and USBPJ will enter into good faith negotiations for the payment by the Company of mutually agreeable compensation designed to appropriately compensate USBPJ for its assistance in obtaining the applicable equity investment or sub-debt financing.

Any lender commitment fees described on Exhibit A hereto for any of the components of the funding shall be paid directly by the Company and shall not be considered to be a part of the scheduled fees to be paid to USBPJ. The Company believes these fees should be payable out of the proceeds of the equity offering and not out of seed capital funds; however, this should not delay the commencement of negotiations for project financing.

         B. FAGEN/ICM COMPENSATION. The definitive agreements between and among the Company, Fagen and ICM shall provide that, for their respective efforts in designing and constructing the Facility, Fagen and ICM shall receive the following compensation:

The Facility is estimated to cost $45 million which does not include the carbon dioxide facility.

In no case will the Development Services Team share or split the fees delineated in the prior paragraphs with any other party currently assisting the Company in other endeavors. However, the Development Services Team may, at its sole discretion, choose to engage other companies in order to effect the necessary transactions and may choose to share a portion of its fees for said services.

The Development Team reserves the right to invest seed money in the Company, but only with the mutual agreement of the Company and only during such time periods as the Company may, in its discretion, be seeking seed money financing to commence its organizational activities.

SECTION 3. EXPENSES. The Company will be responsible for all of the Development Services Team's out-of-pocket expenses, including travel, communication, cost of financial analysis and reports prepared in fulfilling its duties outlined herein. If travel is required, the Development Services Team would expect to be reimbursed for those expenses, all of which would be pre-approved by the Company. The Company will be responsible for the payment of all fees and expenses commonly known as "Costs of Issuance," including but not limited to: publication expenses, legal counsel, bond counsel, ratings, credit enhancement, travel associated with securing any rating or credit enhancement, printing of bonds, printing and distribution of required disclosure documents, trustee fees, paying agent fees, CUSIP registration, and the like. In the event a financing does not occur, the Company may be responsible for paying a portion or all of the aforementioned to the extent of the then remaining seed capital funds, provided, however, that prior to incurring any such expenses, the members of the Development Services Team shall inform the Company of the nature and estimated amount of such expenses, as well as the Company's obligation, if any, with respect to such expenses in the event a financing is not completed.

SECTION 4. TERM OF AGREEMENT. The term of the various definitive agreements shall begin on the date of execution of such definitive agreements between and among the Company, USBPJ, Fagen and ICM, respectively, and shall continue until such time as the Facility has begun "commercial scale production". For the purposes of the definitive agreements "commercial scale production" shall mean the commercial operation of the Facility (after initial startup and testing is complete) to produce ethanol and related by-products for sale to the Company's customers on a commercial scale as per the required specifications set forth in the Design/Build Agreement and/or other contracts relating to the construction and operation of the Facility.

Company agrees that Fagen/ICM may bid on future projects but Company reserves the right to determine in its discretion the winning bids.

The parties to this letter of intent specifically agree that the definitive agreements between and among the Company and USBPJ, Fagen and ICM will contain provisions allowing each party to terminate the applicable definitive agreement in the event that the other party to any such agreement has failed to adequately perform its obligations under such definitive agreement and has not cured such failure within a period specified in such definitive agreement. Cancellation of the definitive agreements by the Company prior to the expiration of the contracts for any reason other than (i) failure to perform by the other party, (ii) for reasons that are out of the control of Company and within the control of the Development Services Team, and (iii) for reasons due to disputes between members of the Development Services Team resulting in a member terminating its involvement with the Development Services Team followed by a successful transaction with another party will result in a termination fee payable to USBPJ equal to all fees that would have otherwise been earned by USBPJ during the term of the definitive agreements.

SECTION 5. INDEPENDENT CONTRACTOR. The members of the Development Services Team are independent contractors and nothing herein contained shall constitute or designate the members of the Development Services Team or any of their employees or agents as employees or agents of the Company.

SECTION 6. CONFIDENTIALITY. During the period beginning on the date hereof and ending 12 months after termination of each of the definitive agreements, the members of the Development Services Team agree not to use or disclose any information regarding the Company or the Facility not previously available to the public. During the period beginning on the date hereof and ending 12 months after termination of each of the definitive agreements (other than any management contract with Fagen and/or ICM), the Company agrees not to use or disclose any proprietary information or technology exclusively owned by Fagen or ICM not previously disclosed to the public. Notwithstanding the foregoing, the members of the Development Services Team may disclose information as required in the performance of the definitive agreements or by law, or as otherwise authorized by the Company.

SECTION 7. LEGAL ADVICE. None of the Services contemplated in this Agreement shall be construed as or a substitute for legal services.

SECTION 8. EXCLUSIVITY. Upon execution of this letter of intent and except as provided above with respect to financing obtained by the Company, the Company agrees that USBPJ, Fagen and ICM will be the exclusive parties to provide the respective services for the Company in connection with the financing, design and construction of the Facility.

SECTION 9. NOTICES. Any written notice or communications required or permitted by this letter of intent, the definitive agreements or by law to be served, given to, or delivered when personally delivered to the party to whom it is addressed or in lieu of such personal services, when deposited in the United States' mail, first-class postage prepaid, addressed to the Company at:

                  Badger State Ethanol, LLC
                  Attn: Gary Kramer
                  12139 Howardsville Road
                  Lena, IL  61048

or to the members of the Development Services Team at:

                  Mark E. Fisler
                  Managing Director
                  US Bancorp Piper Jaffray
                  2780 Skypark Drive, Suite 400
                  Torrance, CA  90505

                  Daryl Gillund                            Jeff Roskam
                  President                                Senior Vice President
                  Fagen, Inc.                              ICM, Inc.
                  501 West Highway 212                     310 N. First Street
                  Granite Falls, MN 56241                  Colwich, KS 67030

SECTION 11. CONTROLLING LAW. This letter of intent and the definitive agreements will be governed by the laws of the State of Wisconsin.

If the above letter correctly sets forth our understanding with respect to the proposed delivery of services by the various members of the Development Services Team, please sign and return four copies of this letter. Following receipt, the Company will work with each of you to begin preparation of the appropriate definitive agreements.

Badger State Ethanol, LLC



By: /s/ Gary Kramer                     By: /s/ John Malchine
    -----------------------                 ----------------------------------
    Gary Kramer, President                  John Malchine, Secretary-Treasurer

Duly executed and agreed to (as to the binding provisions of Section 6) this 24th day of July, 2000

US Bancorp Piper Jaffray                             Fagen Inc.

By: /s/ Mark Fisler                                  By: /s/ Daryl Gillund
    ----------------------                               ----------------------

Its:  Managing Director                              Its:  President

ICM, Inc.

By: /s/ Jeff Roskam
    ----------------------

Its:  Senior Vice President


$53,500,000                                                                                 EXHIBIT A
BADGER STATE ETHANOL
PROJECT FINANCING

DEVELOPMENT COST BUDGET



ITEM                                                                                             COST
-----------------------------------------------------------------------------------------------------
PRE-EQUITY DEVELOPMENT COSTS:
Estimated Expenses of Design Build Construction Team(1)                                    $50,000(a)
Retainer and Expenses of Investment Banker(2)                                                 $50,000
Promoters Expenses                                                                            $50,000
Legal Costs of Project and Corporate Counsel                                                  $10,000
-----------------------------------------------------------------------------------------------------
Sub-Total                                                                                 $160,000(b)


EQUITY FINANCING COSTS:
Legal Costs (Registered Multi-State Offering)                                             $140,000(b)
Investment Banking Advisory fee (1% on $21 mll. less retainer)                               $160,000
Investment Banking Placement Fees(3)                                                    $0 - $420,000
Printing and Distribution                                                                  $25,000(b)
-----------------------------------------------------------------------------------------------------
Sub-Total                                                                         $325,000 - $745,000(4)


PROJECT FINANCING PRE-CLOSING COSTS:
Engineering and Design Work                                                                  $500,000(5)
Permitting                                                                                    $75,000
Travel and Expense of Investment Banker                                                       $20,000
Consultant/Feasibility Study Expense (if required)                                       $0 - $75,000
Legal Costs(6)                                                                               $100,000
-----------------------------------------------------------------------------------------------------
Sub-Total                                                                         $695,000 - $770,000



DEVELOPMENT COST BUDGET
JUNE 20, 2000
PAGE TWO


ITEM                                                                                             COST
-----------------------------------------------------------------------------------------------------
PROJECT FINANCE CLOSING COSTS:
Project Legal Counsel (6)                                                                    $150,000
Investment Banking Advisory Fees and Expenses                                                $320,000
Investment Banking Debt Placement Fees                                                       $320,000
USDA Guarantee Fee                                                                           $200,000
Lender's Commitment Fees (7)                                                                 $320,000
Lender's Counsel Fees                                                                        $100,000
CONTINGENCY                                                                                  $150,000
-----------------------------------------------------------------------------------------------------
Sub-Total                                                                                  $1,560,000

=====================================================================================================
GRAND TOTAL                                                                   $2,740,000 - $3,235,000


(a) Includes initial expenses (such as application fees and retainers/down payments) related to permitting and feasibility studies and consultants.

(b)  Costs and fees to be paid from seed capital funds.









----------------
(1)      This is an estimated amount and will be billed monthly for actual cost.

(2) This amount of retainer is to cover travel and expenses, support time etc. This is non-refundable but is deductible from the amount of fees and expenses paid from the equity financing.

(3) This amount assumes assistance on the private placement of all equity through participation in the road shows with the potential to provide some contacts to the project. If we do not participate this fee would be $0.

(4)      Paid from the proceeds raised from the equity offering.

(5) This is part of the guaranteed maximum price contract to be paid from the contract prior to or at financial close. The owner should recognize that to the extent these costs are not paid as incurred, this is risk investment on the part of the design build team.

(6)      Estimated, subject to negotiation with Lindquist and Vennum.

(7) This amount varies widely depending on lender. The amount estimated is on the high side.


$53,500,000                                                                                      EXHIBIT B
BADGER STATE ETHANOL
PROJECT FINANCING

TIMETABLE

------------------ ------------------------------------------------------------------------ -----------------
   Completion                                                                                 Responsible
      Date         Description of Activity                                                       Party
------------------ ------------------------------------------------------------------------ -----------------
6/23/2000          Retention of Design/Build/Finance/Construction team of consultants       BSE

------------------ ------------------------------------------------------------------------ -----------------
6/23/2000          Retention of Lindquist and Vennum for the provision of legal services    BSE, FI, ICM,
                                                                                            USBPJ

------------------ ------------------------------------------------------------------------ -----------------
6/23/2000          Retention of US Energy for the provision of consulting services          BSE, FI, ICM,
                                                                                            USBPJ

------------------ ------------------------------------------------------------------------ -----------------
6/30/2000          Seed capital raised by the Company for initial project costs             BSE

------------------ ------------------------------------------------------------------------ -----------------
6/30/2000          Vierbicher Associates completes TIF analysis for the property            BSE, Vierbicher
                   in Monroe

------------------ ------------------------------------------------------------------------ -----------------
7/5/2000           First Draft of business plan including cost estimates,                   BSE, USBPJ, FI,
                   pro-forma financial projections and marketing                            ICM
                   plan description

------------------ ------------------------------------------------------------------------ -----------------
7/21/2000          First draft S-1 Registration statement to be reviewed by the project     L&V
                   team

------------------ ------------------------------------------------------------------------ -----------------
7/21/2000          First draft equity document for multi-state registered offering of LLC   BSE, USBPJ, L&V
                   units

------------------ ------------------------------------------------------------------------ -----------------
7/31/2000          City documents the provision of land to the project through              BSE, City of
                   exercise of the option, procurement of the land and                     Monroe, USBPJ
                   improvement of the land before transfer to Badger State
                   Ethanol

------------------ ------------------------------------------------------------------------ -----------------
8/15/2000          City lets bid packages on preliminary site work on the property          BSE, City of
                   located in Monroe                                                        Monroe, Green
                                                                                            County,
                                                                                            Vierbicher

------------------ ------------------------------------------------------------------------ -----------------


TIMETABLE
JUNE 20, 2000
PAGE TWO


------------------ ------------------------------------------------------------------------ -----------------
8/21/2000          Finalize S-1 Registration statement and file with the Securities and     BSE, USBPJ, L&V
                   Exchange Commission

------------------ ------------------------------------------------------------------------ -----------------
8/23/2000          Write and submit the air permit to the State of Wisconsin DNR            FI, ICM

------------------ ------------------------------------------------------------------------ -----------------
9/15/2000          Completion of marketing plan inclusive of the following:                 BSE, USBPJ, FI,
                                                                                            ICM

                   * Grain Procurement and Hedging Strategy documented
                   * Ethanol Marketing/Off-take arrangements
                   * DDGS/DWG Marketing/Off-take arrangements
                   * CO2 Marketing/Off-take arranged.

------------------ ------------------------------------------------------------------------ -----------------
9/23/2000          Receive SEC comments on form S-1 and begin preparation of amendments     L&V, USBPJ BSE
                   and responses

------------------ ------------------------------------------------------------------------ -----------------
10/1/2000 -        City of Monroe begins site work on property to bring energy              BSE, City of
11/1/2000          utilities and upgrade roads, railroad and water utilities                Monroe, Green
                                                                                            County,
                                                                                            Vierbicher

------------------ ------------------------------------------------------------------------ -----------------
10/23/2000         Equity Offering Document Finalized simultaneous with the end             BSE, USBPJ
                   of quiet period and commencement of road show for equity
                   raising

------------------ ------------------------------------------------------------------------ -----------------
10/23/2000         Completion of private placement memorandum/lender                        BSE, USBPJ
                   presentation folder for dissemination to potential
                   providers of senior and subordinated debt.

------------------ ------------------------------------------------------------------------ -----------------
10/23/2000         Road show to potential banks and insurance companies interested          BSE, USBPJ
    to             in purchase of debt
11/15/2000

------------------ ------------------------------------------------------------------------ -----------------
11/23/2000         Air Permit received from the State of Wisconsin after full statutory review and comment periods have elapsed

------------------ ------------------------------------------------------------------------ -----------------
11/30/2000         Receipt of term sheets backed by credit approval from                    USBPJ
                   prospective banks and insurance companies interested in
                   funding the debt for the project.

------------------ ------------------------------------------------------------------------ -----------------


TIMETABLE
JUNE 20, 2000
PAGE THREE



------------------ ------------------------------------------------------------------------ -----------------
12/15/2000         End of equity offering period with a closing into escrow,                BSE, USBPJ
                   exclusive of financing fees, of the amount of dollars
                   raised

------------------ ------------------------------------------------------------------------ -----------------
12/15/2000         Negotiate final price and term associated with debt and commence         BSE, USBPJ
                   documentation of the loans

------------------ ------------------------------------------------------------------------ -----------------
2/15/2001          Complete documentation of loans                                          USBPJ, L&V

------------------ ------------------------------------------------------------------------ -----------------
3/1/2001           Pre-Closing Activity                                                     All

------------------ ------------------------------------------------------------------------ -----------------
3/15/2001          Financial Close                                                          All

------------------ ------------------------------------------------------------------------ -----------------
5/15/2002          Plant reaches mechanical completion and start up occurs with the         BSE, FI, ICM,
   to              successful passage of operational tests                                  USBPJ
7/15/2002

------------------ ------------------------------------------------------------------------ -----------------



----------------
BSE:              Badger State Ethanol
FI:               Fagen Inc.
ICM:              ICM
USBPJ:            US Bancorp Piper Jaffray
L&V:              Lindquist & Vennum

BADGER STATE ETHANOL, LLC.                                            EXHIBIT C
PROJECT FINANCING

TABLE OF CONTENTS



I.       Executive Summary
         -  Objective
         -  Conclusion

II.      Key Project Finance Features
         (A)  Project Description
         (B)  Summary Financial Structure
              -  Senior Debt
              -  Subordinated Debt
              -  USDA Guarantee
              -  Equity - A Shares
                          B Shares

         (C)  Description of Project Team
              -  Badger State Ethanol
              -  Fagen, Inc. and Fagen Engineering
              -  ICM
              -  U.S. Bancorp Piper Jaffray

         (D)  Long Term Procurement and Take and Pay Arrangements
              -  Input Procurement
                 1.  Grain procurement
                 2.  Energy procurement/power purchase agreement
              -  Products Marketing
                 1.  Ethanol
                 2.  Livestock Feed Products
                 3.  CO2
         (E)  Key Products Markets
         (F)  Investment Risk
              -  Start-up Risk
              -  Price Risk and Availability of Feed Stock
              -  Political Risk Associated with Government Subsidy
              -  Dependence on Management
              -  Financial Projections
              -  Government Regulation
              -  Power Purchase Agreement
              -  Product Commodity Risk



              06/14/00

III.     Additional Project Features
         (A)  Available State Economic Development Incentives (WI Programs)
              -
              -
              -
              -
              -
              -
              -
              -

         (B)  Minimal Environmental Impact of the Project
         (C)  Positive Economic Impact
         (D)  Growth Potential
              -  Production levels that Exceed nameplate Capacity
              -  Higher Sales prices
              -  New Products
              -  Summary

IV.      Description of Facilities
         (A)  Project Location, Proximity to Markets
         (B)  Site Description Including Existing Infrastructure
         (C)  Badger State's Process Technology
         (D)  Construction of the Project
         (E)  Timetable for Completion of the Project
         (F)  Permit Requirements

V.       Raw Material Supply
         (A)  Nature of Relationship with ______________
         (B)  ______________ Experience
         (C)  Transportation
              -  Cost Related to Grain Procurement
              -  Cost of Getting Products to Market

VI.      Plan of Finance
         -  Senior Debt
         -  Subordinate Debt
         -  USDA Guarantee
         -  Class A Units
         -  Class B Units


06/14/00

VII.     Management Team/Key Advisors

VIII.    Key Product Market Commentary

IX.      Ethanol Subsidy Commentary

X.       Financial Models

XI.      Off Take Contracts

FORM OF DESIGN-BUILD CONTRACT                                         EXHIBIT D